ACCUMULATOR(R) ADVISOR(SM)

Combination variable and fixed deferred annuity

Enrollment Form under Group Annuity Contract No. AC6725 (Non-Qualified), No. AC6727 (Qualified) and Application for Individual Contract

MAILING INSTRUCTIONS:
EXPRESS MAIL: Accumulator Advisor
c/o Bank One, N.A.
300 Harmon Meadow Boulevard, 3rd Floor
Attn: Box 13014, Secaucus, NJ 07094

REGULAR MAIL: Accumulator Advisor
P.O. Box 13014, Newark, NJ 07188-0014

[logo] AXA EQUITABLE
AXA DISTRIBUTORS, LLC.
FOR ASSISTANCE CALL 888-517-9900

PLEASE PRINT

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1. TYPE OF CONTRACT
-------------------

|_|  Non-Qualified (NQ)

|_|  Rollover IRA

|_|  Roth Conversion IRA

|_|  Qualified Plan - Defined Contribution (DC)

All of the above are subject to state availability.

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2. OWNER   PLEASE PRINT
--------



|_|       Individual                      |_|       Qualified Plan Trustee - DC

|_|       Trustee (for an Individual)     |_|       Custodian (IRA)

|_|       UGMA/UTMA*
                                          |_|       Male    |_|       Female

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Name (First, Middle, Last)

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Primary Residents Address - NO P.O. BOX PERMITTED (IF NON-US, CALL 888-517-9900)

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City                                      State             ZIP Code

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Home Phone                                Office Phone

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SOCIAL SECURITY NO./TIN                   DATE OF BIRTH (M/D/Y)

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Driver's License/Passport No.+  State/Country   Exp. Date

*    As a  Custodian  under the ________ (state)  Uniform  Gifts to Minors Act
     (UGMA) or Uniform Transfer to Minors Act (UTMA).

See instructions for additional information.

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3. JOINT OWNER
--------------

--------
OPTIONAL   (NQ CERTIFICATES/CONTRACTS ONLY)
--------



                                          |_|       Male    |_|       Female

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Name (First, Middle, Last)

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Primary Residents Address - NO P.O. BOX PERMITTED (IF NON-US, CALL 888-517-9900)

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City                                      State             ZIP Code

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Home Phone                                Office Phone

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SOCIAL SECURITY NO.                       DATE OF BIRTH (M/D/Y)

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Driver's License/Passport No.+            State/Country     Exp. Date
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4. ANNUITANT   PLEASE PRINT
------------



If other than owner.                      |_|       Male    |_|       Female

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Name (First, Middle, Last)

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Primary Residents Address - NO P.O. BOX PERMITTED (IF NON-US, CALL 888-517-9900)

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City                                      State             ZIP Code

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SOCIAL SECURITY NO.                       DATE OF BIRTH (M/D/Y)

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Relationship to Owner

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Driver's License/Passport No.+            State/Country     Exp. Date

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5. BENEFICIARY(IES)  PLEASE PRINT
-------------------



If more than one - indicate %. Total must equal 100%. If additional space is needed, please use Section 14.

PRIMARY

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Name (First, Middle, Last)

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Relationship to Annuitant                                   %

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Name (First, Middle, Last)

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Relationship to Annuitant                                   %


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6. INITIAL CONTRIBUTION
-----------------------

SPECIFY AMOUNT  $__________________

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7. METHOD OF PAYMENT
--------------------

NON-QUALIFIED:

|_|  Check payable to AXA Equitable

|_|  Wire

|_|  1035 Exchange

|_|  CD or Mutual Fund transfer

QUALIFIED PLAN:

|_|  Check payable to AXA Equitable

|_|  Wire

IRA:

|_|  Rollover from traditional IRA

|_|  Direct rollover from qualified plan or TSA

|_|  Direct transfer from other traditional

ROTH CONVERSION IRA:

|_|  Conversion rollover from traditional IRA

|_|  Direct transfer from other Roth IRA

|_|  Rollover from Roth IRA

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2004 App 02

                       + Required by the U.S. Patriot Act.
                                     E6166
                             AXA DISTRIBUTORS, LLC.

                                            AXA Equitable Life Insurance Company
                                              CAT. NO. 133676 (10/05) SERIES 001

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8. SUITABILITY
--------------

A.   DID YOU RECEIVE THE ACCUMULATOR ADVISOR PROSPECTUS?        |_|  YES |_|  NO

DATE AS PRINTED ON PROSPECTUS
                              --------------------------------------------------

DATE AS PRINTED ON ANY PROSPECTUS SUPPLEMENT(S)
                                                --------------------------------

              CONSENT FOR DELIVERY OF INITIAL PROSPECTUS ON CD-ROM

|_| YES. By checking this box and signing the application below, I acknowledge that I received the initial prospectus on computer readable compact disk "CD," and that my computer has a CD port and I am able to access the CD information. In order to retain the prospectus indefinitely, I understand that I must print it. I also understand that I may request a prospectus in paper format at any time by calling Customer Service at 1-800-789-7771, and that all subsequent prospectus updates and supplements will be provided to me in paper format, unless I enroll in AXA Equitable's Electronic Delivery Service.

B.   Do you  believe  this  purchase  transaction  is in  accordance  with  your
     investment objectives?                                     |_|  YES |_|  NO

C.   Do you have any other existing life insurance or
     annuities?                                                 |_|  YES |_|  NO

D.   Have you purchased another AXA Equitable annuity
     contract in the last year?                                 |_|  YES |_|  NO

     If Yes, provide the name of the AXA Equitable product
                                                           ---------------------

     and contract number
                         -------------------------------------------------------

E.   Will any existing life insurance or annuity be (or
     has it been) surrendered, withdrawn from, loaned
     against, changed or otherwise reduced in value, or
     replaced in connection with this transaction
     assuming the certificate/contract applied for will
     be issued?                                                 |_|  YES |_|  NO

     If Yes, complete the following:

     ---------------------------------------------------------------------------
     Year Issued                                     Type of Plan

     ---------------------------------------------------------------------------
     Company                                         Certificate/Contract Number

     F. Are you applying for this certificate/contract
     in a state other than your state of residence?             |_|  YES |_|  NO

     If YES, please provide reason:

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2004 App 02

                                                      Accumulator Advisor page 2
                                                                      Series 001

                     THIS SECTION FOR IMMEDIATE ALLOCATIONS

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9. ALLOCATION AMONG INVESTMENT OPTIONS
--------------------------------------

CHOOSE A OR B. ALLOCATION AMOUNTS MUST BE IN WHOLE PERCENTAGES.

A.   |_| IMMEDIATE SELF-DIRECTED ALLOCATION

     Allocate initial contribution between "(1) Fixed Maturity Options" and "(2) Variable Investment Options." The total of (1) and (2) must equal 100%.

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B.   |_| Principal Assurance:

     1. Under Principal Assurance, an amount is allocated to a fixed maturity option so that its maturity value will equal your initial contribution in the year you select below.

     |_|  7 years     |_|  8 years     |_|  9 years     |_|  10 years

     2. The remaining portion of your initial contribution will be allocated to "(2) Variable Investment Options" as you indicate (complete variable investment options section only). The total must equal 100%.

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(1) FIXED MATURITY OPTIONS (FMOS)
---------------------------------

     (ONLY AVAILABLE IF THE RATE TO                                 IMMEDIATE
     MATURITY IS MORE THAN 3%.)                                    ALLOCATION
          MATURITY DATE                                             USE WHOLE
                                                                   NUMBERS ONLY
                                                                  ------------
(109) 1 year after contribution date ..........................    ________ %

(110) 2 years after contribution date .........................    ________ %

(111) 3 years after contribution date .........................    ________ %

(112) 4 years after contribution date .........................    ________ %

(113) 5 years after contribution date .........................    ________ %

(114) 6 years after contribution date .........................    ________ %

(115) 7 years after contribution date .........................    ________ %

(116) 8 years after contribution date .........................    ________ %

(117) 9 years after contribution date .........................    ________ %

(118) 10 years after contribution date ........................    ________ %
                                                   SUBTOTAL (1)    ________ %

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                                                                      WHOLE
(2) VARIABLE INVESTMENT OPTIONS                                    NUMBERS ONLY
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LARGE CAP

AXA Premier VIP Aggressive Equity .............................    (739)  _____%
AXA Premier VIP Large Cap Growth ..............................    (304)  _____%
EQ/Alliance Large Cap Growth ..................................    (754)  _____%
EQ/Calvert Socially Responsible ...............................    (076)  _____%
EQ/Capital Guardian Growth ....................................    (742)  _____%
EQ/Evergreen Omega ............................................    (249)  _____%
EQ/Janus Large Cap Growth .....................................    (821)  _____%
EQ/Marsico Focus ..............................................    (077)  _____%
EQ/MFS Emerging Growth Companies ..............................    (745)  _____%
EQ/Montag & Caldwell Growth ...................................   (1299)  _____%
EQ/TCW Equity .................................................   (1297)  _____%
AXA Premier VIP Large Cap Core Equity .........................    (303)  _____%
EQ/Alliance Common Stock ......................................    (738)  _____%
EQ/Capital Guardian Research ..................................    (756)  _____%
EQ/Capital Guardian U.S. Equity ...............................    (757)  _____%
EQ/Equity 500 Index ...........................................    (827)  _____%
EQ/Legg Mason Value Equity+ ...................................   (1623)  _____%
EQ/Lord Abbett Large Cap Core .................................   (1430)  _____%
EQ/MFS Investors Trust ........................................    (753)  _____%
EQ/UBS Growth and Income ......................................   (1300)  _____%
AXA Premier VIP Large Cap Value ...............................    (305)  _____%
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              FOR ASSISTANCE WITH THIS SECTION CALL 1-888-517-9900
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                                                                      WHOLE
(2) VARIABLE INVESTMENT OPTIONS                                    NUMBERS ONLY
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LARGE CAP

EQ/Alliance Growth and Income .................................   (095)   _____%
EQ/Bernstein Diversified Value ................................   (747)   _____%
EQ/Boston Advisors Equity Income ..............................   (1298)  _____%
EQ/JPMorgan Value Opportunities ...............................   (741)   _____%
EQ/Lord Abbett Growth and Income ..............................   (1429)  _____%
EQ/Mercury Basic Value Equity .................................   (258)   _____%
EQ/Van Kampen Comstock ........................................   (1432)  _____%
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MID CAP

AXA Premier VIP Mid Cap Growth+ ...............................    (306)  _____%
EQ/Van Kampen Mid Cap Growth ..................................   (1433)  _____%
EQ/FI Mid Cap .................................................    (820)  _____%
AXA Premier VIP Mid Cap Value+ ................................    (307)  _____%
EQ/Ariel Appreciation II+ .....................................   (1621)  _____%
EQ/FI Mid Cap Value+ ..........................................    (819)  _____%
EQ/Lord Abbett Mid Cap Value ..................................   (1431)  _____%
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SMALL CAP

EQ/Alliance Small Cap Growth ..................................    (737)  _____%
EQ/Bear Stearns Small Company Growth ..........................   (1301)  _____%
EQ/Wells Fargo Montgomery Small Cap ...........................   (1303)  _____%
EQ/Small Company Index ........................................    (751)  _____%
EQ/GAMCO Small Company Value+ .................................   (1302)  _____%
EQ/Lazard Small Cap Value .....................................    (748)  _____%
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INTERNATIONAL STOCKS

AXA Premier VIP International Equity ..........................    (302)  _____%
EQ/Alliance International .....................................    (233)  _____%
EQ/Capital Guardian International .............................    (755)  _____%
EQ/International Growth .......................................   (1425)  _____%
EQ/Mercury International Value ................................    (743)  _____%
EQ/Van Kampen Emerging Markets Equity .........................    (746)  _____%
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HIGH YIELD BONDS

AXA Premier VIP High Yield ....................................    (736)  _____%
EQ/Caywood-Scholl High Yield Bond .............................   (1423)  _____%
--------------------------------------------------------------------------------
INVESTMENT GRADE BONDS

EQ/Short Duration Bond ........................................   (1428)  _____%
AXA Premier VIP Core Bond .....................................    (300)  _____%
EQ/Alliance Intermediate Gov't. Securities ....................    (993)  _____%
EQ/Alliance Quality Bond ......................................    (240)  _____%
EQ/JPMorgan Core Bond+ ........................................    (749)  _____%
EQ/Long Term Bond .............................................   (1426)  _____%
EQ/PIMCO Real Return ..........................................   (1427)  _____%
EQ/Evergreen International Bond+ ..............................   (1622)  _____%
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CASH EQUIVALENTS

EQ/Money Market ...............................................    (740)  _____%
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ASSET
ALLOCATION

AXA Conservative Allocation ...................................   (1254)  _____%
AXA Conservative-Plus Allocation ..............................   (1253)  _____%
AXA Moderate Allocation .......................................    (248)  _____%
AXA Moderate-Plus Allocation ..................................   (1255)  _____%
AXA Aggressive Allocation .....................................   (1256)  _____%
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SPECIALTY

AXA Premier VIP Health Care ...................................    (301)  _____%
AXA Premier VIP Technology ....................................    (308)  _____%
EQ/GAMCO Mergers and Acquisitions+ ............................   (1424)  _____%
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                                                           SUBTOTAL (2)   _____%

FIXED MATURITY OPTIONS SUBTOTAL (1) ...........................     (1)   _____%
VARIABLE INVESTMENT OPTIONS SUBTOTAL (2) ......................     (2)   _____%
                                                                  TOTAL     100%
                                                                          _____

TOTAL OF ALL IMMEDIATE ALLOCATIONS (SUBTOTALS (1) + (2)) MUST EQUAL 100%.

+ THE NAME CHANGES AND FUND ADDITIONS WILL TAKE PLACE ON OR ABOUT OCTOBER 17, 2005.
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2004 App 02
                                                      Accumulator Advisor page 3
                                                                      Series 001

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10. SYSTEMATIC WITHDRAWALS
--------------------------

-------- (NQ and IRA certificates/contracts) For IRA certificates/contracts, OPTIONAL available only if you are age 59-1/2 to 70-1/2. Other withdrawal -------- options are available for IRA certificates/contracts.





FREQUENCY: |_|  Monthly         |_|  Quarterly       |_|  Annually
                (Max 1.2% of         (Max 3.6% of         (Max 15% of
                Account Value)       Account Value)       Account Value)

START DATE*: _____________ (Month, Day)

AMOUNT OF WITHDRAWAL: $_________or_________% (Minimum $250.00)

WITHHOLDING ELECTION INFORMATION (Please read application instructions.)

|_| A. I do not want to have Federal income tax withheld. (U.S. residence address and Social Security No./TIN required)

|_|  B. I want to have Federal income tax withheld from each payment.

* You must wait at least 28 days after your contract issue date before systematic withdrawals can begin.
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11. GENERAL DOLLAR COST AVERAGING                              PLEASE PRINT
---------------------------------

--------
OPTIONAL  You must have a minimum account value of $5,000 in the EQ/Money Market

--------  option.

A. TRANSFER AMOUNT (minimum of $250) $______

              |_|  Per Month    |_|  Per Quarter    |_|  Per Year

B. VARIABLE INVESTMENT OPTIONS

                                                                $
-----------------------------------------------------------      ----------

                                                                $
-----------------------------------------------------------      ----------

                                                                $
-----------------------------------------------------------      ----------

                                                                $
-----------------------------------------------------------      ----------

                                                                $
-----------------------------------------------------------      ----------

                                                                $
-----------------------------------------------------------      ----------

                                                                $
-----------------------------------------------------------      ----------

                                                                $
-----------------------------------------------------------      ----------

                                                        TOTAL   $
                                                                 ----------

Total must equal transfer amount in A. above. If additional space is needed, please use Section 14.
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OPTIONAL  12. FUND REBALANCING
------------------------------

THIS OPTION IS NOT AVAILABLE IF YOU HAVE ELECTED ANY OF THE DCA PROGRAMS (IF APPLICABLE).

ANY CHANGES TO THIS PROGRAM MUST BE MADE IN WRITING. ADDITIONAL VARIABLE INVESTMENT OPTION TRANSFERS YOU MAY MAKE WILL NOT MODIFY OR CANCEL THIS PROGRAM.

Your account value in the variable investment options will be rebalanced quarterly, semi-annually, or annually on a Contract Year basis according to the percentages indicated in Section 9 (excludes amounts in FMOs and GIA). Rebalancing will be on the same day of the month as the Contract Date.

SELECT REBALANCING FREQUENCY: (Choose one)

     |_| Quarterly    |_| Semi-Annually    |_| Annually
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
13. BROKER TRANSFER AUTHORIZATION
---------------------------------

--------
OPTIONAL
--------

"I designate ____________________________________to act as my agent in giving transfer instructions by telephone or electronically, and I authorize AXA Equitable to act on such instructions. I understand that AXA Equitable (i) may rely in good faith on the stated identity of a person placing such instructions, and (ii) will have no liability for any claim, loss, liability or expense that may arise in connection with such instructions. AXA Equitable will continue to act upon this authorization until such time as it receives my written notification of a change at its processing office. AXA Equitable may (i) change or terminate telephone or electronic transfer procedures at any time without prior notice, and (ii) block telephone or electronic transfers that it determines are being used for market timing activities."
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14. SPECIAL INSTRUCTIONS                                       PLEASE PRINT
------------------------

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ATTACH A SEPARATE SHEET IF ADDITIONAL SPACE IS NEEDED.

FOR OWNERS WHOSE MAILING ADDRESS DIFFERS FROM THEIR PRIMARY RESIDENTIAL ADDRESS IN SECTION 2.

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Mailing address - p.o. Box accepted

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City                                      State                Zip Code
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                                                      Accumulator Advisor page 4
2004 App 02                                                           Series 001

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15. FRAUD WARNINGS
------------------

ARKANSAS/KENTUCKY/NEW MEXICO: Any person who knowingly and with intent to defraud any insurance company or other person files an enrollment form/application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a contract owner or claimant for the purpose of defrauding or attempting to defraud the contract owner or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

FLORIDA/OKLAHOMA: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD OR DECEIVE AN INSURER FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY. (IN FLORIDA, A PERSON IS GUILTY OF A FELONY OF THE THIRD DEGREE.)

DISTRICT OF COLUMBIA/LOUISIANA/MAINE/TENNESSEE: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines, or a denial of insurance benefits.

NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

OHIO: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an enrollment form/application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

ALL OTHER STATES: Any person who knowingly and with intent to defraud any insurance company files an enrollment form/application or statement of claim containing any materially false, misleading or incomplete information may be guilty of a crime which may be punishable under state or Federal law.
--------------------------------------------------------------------------------
16. ACKNOWLEDGEMENT
-------------------

All information and statements furnished in this enrollment form/application are true and complete to the best of my knowledge and belief. I understand and acknowledge that no registered representative has the authority to make or modify any certificate/contract on behalf of AXA Equitable, or to waive or alter any of AXA Equitable's rights and regulations. I understand that the account value attributable to allocations to the variable investment options and variable annuity benefit payments, if a variable settlement option has been elected, may increase or decrease and are not guaranteed as to dollar amount. I understand that my Fixed Maturity Option amount may increase or decrease in accordance with a market value adjustment until the expiration date. AXA Equitable may accept amendments to this enrollment form/application provided by me or under my authority. I understand that any change made to the benefits applied for, or to the age at issue, must be agreed to in writing on an amendment.

I understand that in the case of IRAs, Qualified Plans and TSAs that provide tax deferral under the Internal Revenue Code, by signing this enrollment form/application I acknowledge that I am buying the certificate/contract for its features and benefits other than tax deferral, as the tax deferral feature of the certificate/contract does not provide additional benefits.

X
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Proposed Annuitant's Signature         Signed at: City, State     Date

X
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Proposed Owner's Signature             Signed at: City, State     Date
(if other than annuitant)

X
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Proposed Joint Owner's Signature       Signed at: City, State     Date
(if other than annuitant)

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                                    ---------
REGISTERED REPRESENTATIVE SECTION   MANDATORY
                                    ---------

DO YOU HAVE REASON TO BELIEVE THAT ANY EXISTING LIFE INSURANCE OR ANNUITY HAS BEEN OR WILL BE SURRENDERED, WITHDRAWN FROM, LOANED AGAINST, CHANGED OR OTHERWISE REDUCED IN VALUE, OR REPLACED IN CONNECTION WITH THIS TRANSACTION, ASSUMING THE CERTIFICATE/CONTRACT APPLIED FOR WILL BE ISSUED ON THE LIFE OF THE
ANNUITANT?                                                      |_|  Yes |_|  No

X
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Registered Representative      % Print Name & No. of              Rep. Phone No.
Signature                        Registered Representative

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Broker-Dealer/Branch             Client Account No.               Registered
                                                                  Representative
                                                                  Soc. Sec. No.

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Florida License ID# (If Applicable)                               E-Mail Address

X
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Registered Representative      % Print Name & No. of              Rep. Phone No.
Signature                        Registered Representative

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Broker-Dealer/Branch             Client Account No.               Registered
                                                                  Representative
                                                                  Soc. Sec. No.

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Florida License ID# (If Applicable)                               E-Mail Address

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2004 App 02
                                                      Accumulator Advisor page 5
                                              CAT. NO. 133676 (10/05) SERIES 001